GOLD HORSE INTERNATIONAL, INC.

Investor Presentation

September 2009

Safe Harbor Statement

This presentation contains certain "forward-looking statements" relating to the business of the Company and its subsidiary companies. These forward looking statements are often identified by the use of forward-looking terminology such as "believes, expects" or similar expressions. Such forward looking statements involve known and unknown risks and uncertainties such as cost overruns, lack of materials, projected earnings not realized and other risks of construction that may cause actual results to be materially different from those described herein as anticipated, believed, estimated or expected. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including those discussed in the Company’s periodic reports that are filed with the Securities and
Exchange Commission and available on its Web site (www.sec.gov). All forward-looking statements attributable to the Company or to persons acting on its behalf are expressly qualified in their entirety by these factors other than as required under the securities laws.
The Company does not assume a duty to update these forward-looking statements.

Mongolia
Heilongjiang Province
Harbin
Inner Mongolia Autonomous Region
Changchun
Jilin Province
Shenyang
Liaoning Province
Chengde
Baotou
Hohhot
Beijing
Tianjin
Dalian

Revenue by segment FY 2008
Construction
Hotel
Real Estate

Revenue by segment - 9 month period in FY 2009
5%1%
94%
Construction
Hotel
Real Estate

Company Overview

Leading construction and real estate development company
based in Inner Mongolia* , Northern China

Three established business segments:

Construction/construction management

Real estate development

Hotel owner/operator

Established reputation and successful track record of real
estate development, construction, property management and
property development and sales

Expertise includes general contracting, preconstruction
planning and comprehensive project management services

Joint venture agreement to enter high growth renewable
energy sector

* Gold Horse is based in Hohhot, Inner Mongolia

Equity Snapshot

Ticker (OTC BB):

Price (08/24/09):

Market Cap:

Revenues (ttm):

Net Income (ttm)*:

Shares Outstanding (6/30/09):

P/E (ttm*):

P/S (ttm):

*Excludes non-cash charges

TTM calculated using 12 month period 3/31/09

Fiscal year ends June 30

GHII

$0.12

$6.3 mil.

$97.1 mil.

$7.4 mil.

52.7 mil.

0.71x

0.1x

Corporate Structure

Gold Horse International

Gold Horse Nevada

Global Rise

The Jin Ma Companies

Jin Ma

Construction

Jin Ma Hotel

Jin Ma Real

Estate

IMTD

1980

1994

1999

2006

6/2007

11/2007

5/2008

8/2008

12/2008

Corporate Timeline

Mr. Yang Liankuan establishes Jin Ma Construction

Enterprise transferred to a joint stock corporation with
Mr. Yang Liankuan as chairman

Jin Ma Hotel and Jin Ma Real Estate commence operations

Jin Ma Hotel renovated

Reverse merger completed. Began trading under symbol
GHII on OTC.BB

Xiao Kang Village Phase II complete - $2.2M net profit

Signed joint venture to enter wind power industry

Announced three construction projects in 2008 - $8M total
expected net profit

Announced two new construction projects with $8.6 million
in gross profit

Investment Highlights

More than 25 years of Construction Experience with Skilled
Workforce

Stringent Quality Control and Numerous Certifications

Excellent Government Relationships Generate Repeat
Business

Diversified into High-Growth Sectors

Construction

Real Estate

Hotel

Well-Positioned to Capitalize on Rapid Growth and
Development of Inner Mongolia

Joint Venture Agreement to Enter Wind Power Industry

Migration and Development in Inner Mongolia

Inner Mongolia is known as the bridge between
China and Russia and has become a tourist
and business destination

Third largest Chinese province (over 1.1 million
square kilometers or 424,736 square miles)
with increasing per capita income

Approximately 24 million inhabitants; nominal
GDP of Inner Mongolia in 2008 was $129.4
billion, up 63.4% from 2007

Inner Mongolia is in need of substantial
residential housing and associated/supporting

          retail development

Increasing migration to urban areas throughout
China

Migration influx

Strong demand for housing

China's Construction Boom
Growth of Inner Mongolia's Economy
Commercial Development And Real Estate Opportunities

Hohhot – At the Heart of China’s Growth

Hohhot, “the Green City,” is the
capital city of Inner Mongolia.  It
is the political, economic and
cultural center of the region.

Hohhot is at the forefront of
Inner Mongolia’s economic
development.

Hohhot City

Construction Driving Development

Construction
Market is
Major Driver
of China’s
Economy

Rapid Development
of Inner Mongolia

Increasing Demand
for High-Quality,
Affordable Housing
in Hohhot

Construction spending in China increased
165% in the last four years*, and will
continue to grow at 11.6% per year
through 2010,reaching RMB 5.8 trillion

Value of construction installation industry in
Hohhot totaled $1.56 billion and $1.72 billion in
2004 and 2005; accounting for 19.5% and
16.7% of the city’s GDP respectively**

Inner Mongolia’s economic growth has
exceeded 10% annually for six consecutive
years

The growth in construction and
development of Inner Mongolia leads to
increased housing demand

                                                 * Source: National Bureau of Statistics of China; ** Inner Mongolia Daily

Established Construction Business

Jin Ma Construction was one of the first
construction companies in region (1980)

Level II national construction company

Highly skilled and certified workforce

Three major projects completed in 2008, three
projects currently under construction in 2009

Excellent relationship with local and regional
government; strong customer base

General contracting, pre-construction planning
and comprehensive construction management
services

ISO 9001:2000, ISO 14001:2004 and GB/T28001:2001 Standards

Notarization Certificate for Environment

Management System

Diversified Construction Expertise

Police

Station

Prison

Barracks

River Bank
Garden
Community
Phase I

Tian Fu
Garden

Phase I & II

He Ban Garden

(Riverbank)

Area (sq. meters)

8,163m

8,163m

45,912m

358,098m

119,731

Project type

Government
building

Government
building

Residential

Residential

Residential

Date completed

02/2008

02/2008

05/2008

11/2008

11/2008

Revenue($ millions)

$6.5

$1.00

$9.9

$33.9

$29.2

Gross profit ($millions)

$1.0

$0.1

$1.4

$3.3

$0.8

Successful timely completion of broad range of
projects, including

    * Multi-family residential buildings

    * Retail projects

    * Hotel properties

    * Correctional facilities

    * Commercial projects

    * Infrastructure projects

Xiao Kang Village Phase I

Bin Shui Village

Construction Projects: Underway or
                                  completed in 2009

AiBo

Garden

(Phase II)

Fu Xing
Committee
Bath Center

Lanyu

Garden

No. 3

Residential

Building

Area

(sq. meters)

   116,700m

46,054m

28,000m

Project type

    Residential

Commercial

Residential

Estimated completion date

6/2009

8/2009

12/2009

Estimated revenue

($ Million)

$18.8

$24.2

$9.7

Estimated gross profit

($ Million)

$3.5

$4.5

$0.8

% Complete (as of June 30, 2009)

100%

76%

56%

Complementary Real Estate Division

Designs, develops and sells high-quality,
affordable housing

Targets growing middle income segment in
Hohhot and surrounding areas

Brand recognition and high visibility

Uniquely able to leverage established local
relationships in land and property
acquisitions

Stringent Standards: Level IV real estate
company, expects to seek reclassification as
Level III company by the end of fiscal 2009

Current market strategy involves building
projects for government entities and
educational institutions and selling them to
the counterparty for a fixed term

Not expected to be a major revenue
contributor in 2009, but poised to begin new
projects in late 2009/early 2010

Hohhot Local Revenue,

Residence Building

Real Estate Projects Currently Underway

  Investment return duration

Project 1 – Jian Guan Residential Project (Procuratorate)

Project 2 – Inner Mongolia Chemistry College Student Apartment

Construction area

510,375 m2

Total amount of investment capital

$7.4 million

Estimated returns on investment per year

$1 million

7/2008 – 12/2009

Total amount of investment capital

$15.9 million

Estimated revenue

$24.7 million

Estimated net profit

$7.4 million

  Construction area

  Estimated construction duration

  Number of buildings

  Number of buildings

    Estimated construction duration

60,000 m2

5

6

20 years

7/16/2008 - 9/20/2009

Hotel Business in Hohhot

Increasing tourism to Hohhot – Gold Horse targets
price-sensitive segment

Two-star, 22-room hotel with extensive restaurant
and catering facilities

15 kilometers from airport, 3 kilometers from train
station

Major renovations completed in 2006

All guestrooms

Dining and banquet facilities

Common areas

Landscaping

Occupancy rate more than 90% in 2007 and 2008

Cultural value: offers traditional Chinese
ceremonies for guests’ participation; close
proximity to tourist destinations such as Dazhao
Temple, Zhaojun Tomb, Inner Mongolia Wildlife
Zoo and Inner Mongolia Skiing Heaven

Strong and Growing Customer Base

Gold Horse customers are located in Inner Mongolia

13 major customers, both in public and private sectors

Focused on building strategic relationships with customers

Competitive bidding process with strong pipeline of potential projects

Maintain strong business relationships with:

Construction firms

Lending institutions

Local government

Architects

Major customers of Gold Horse Construction for more than three years include:

-- Huimin District Tabu Ban Committee                 -  Riverbank Garden Community

-- Aiboyun Real Estate Development Ltd.         -  Tian Fu Garden

-- Xincheng District Xing Ying Village Committee

Strategic Plan to Participate in Wind Power

Gold Horse recognizes potential to leverage
construction expertise into the booming wind
power industry

According to the Global Wind Energy Council, the
wind industry has been expanding at an annual
growth rate of 28% over the past 10 years

In May 2008 the Company signed a joint venture
agreement with two development-stage companies
to construct a wind-power plant and a
manufacturing facility to build wind-power
generator modules

Gold Horse plans to commence construction of the
wind farm 2010, pending available financing

Growth Strategies

Continue to grow construction segment by

           leveraging strong customer relationships

Utilize complementary real estate and construction

      segments to ensure steady revenue stream

Improve hotel operations, reduce costs, increase

              occupancy rate and market restaurant and catering

              facilities

Signed joint venture agreement to enter

              high-growth wind energy industry

$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$22.6
$28.3
$66.9
$81.0
$21.5
$51.6
2006 FY
2007 FY
2008 FY
2009 FY*
9 months 2008
9 months 2009

Strong Revenue Growth

72% CAGR

140% YoY

Fiscal year ends June 30

*Estimated

In millions

$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$4.3
$6.0
$11.4
$4.3
$8.2
2006 FY
2007 FY
2008 FY
9 months 2008
9 months 2009

Growth in Gross Profit

63% CAGR

89% YoY

Fiscal year ends June 30

In millions

$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$1.7
$2.6
$5.6
$1.0
$4.6
2006 FY
2007 FY
2008 FY
9 months 2008
9 months 2009

Net Income

Fiscal year ends June 30

* 2008 and 2009 net income excludes non cash charges related to the convertible debt

81% CAGR

368% YoY

In millions

Selected Income Statement Data

Net income per common share* – diluted   0.08        0.02                  0.10            0.05

Revenue                                                     51.6        21.5                 66.9            28.3

Gross profit                                                   8.2          4.3                 11.4              6.0

Gross margin (%)                                        15.8       20.2                  17.0             21.2

Income from operations                                6.7          2.2                  8.4               4.4

Operating margin (%)                                  13.0       10.2                 12.6             13.2

Net income*                                                  4.6          1.0                  5.6                2.6

($ in millions)                                           Nine Months

                                                                Ended March 31,

                                                                2009         2008           FY2008       FY2007

Fiscal year ends June 30

* 2008 and 2009 figures exclude non cash charges related to the convertible debt

Balance Sheet Data

Total current assets              19,290                     18,728               10,477

Total assets                          38,798                     31,553               15,369

Total current liabilities           10,215                       5,279                 2,968

Total liabilities                       13,516                       9,769                 4,654

Stockholders’ equity              25,282                      21,783               10,714

($ in thousands)                         March 31,                 June 30,                June 30,

                                                           2009                       2008                       2007

Capital Structure (6/30/09)

Long term notes payable

10% secured convertible debentures, net  (due March 2010)

Common stock outstanding

Stock warrants ($ 0.10 per share, due in 2012)

Current portion of loans payable

Fully diluted common shares outstanding

DEBT   *

Total

EQUITY  *

Common shares issuable related to 10% secured convertible debenturesx

*As of June 30,2009

1,498.0

2,183.0

3,301.0

6,982.0

52,668

6,854

21,830

81,352

$ In thousands

$ In thousands

Management Team

Mr. Lian Kuan Yang, Chairman and Chief Executive Officer

Founder of Jin Ma Construction, Jin Ma Hotel and Jin Ma Real Estate

Chairman of the Board of Directors

Experience in business management & strong background in engineering

Graduate of the China Agriculture University

Mr. Adam Wasserman, Chief Financial Officer

Joined Gold Horse in July 2007

Many years of experience as CFO for publicly listed companies with extensive experience in China

CPA (NY) and member of the American Institute of Certified Public Accountants

--  Mr. Tuanyuan Wang, Director of Finance

Joined Jin Ma in 1993

Many years of experience in finance including budgeting, financial accounting, reporting, system management, tax return and internal control

Graduate of Inner Mongolia Institute of Finance and Economy

Mr. Jonathan Blum, Director

Joined Gold Horse in July 2007

20 years of client advisory experience on Wall Street and consultancy

Obtained MBA with distinction from the Harvard Business School

--   Mr. Gregory T. Wolfson, Director

Joined Gold Horse in July 2007

In-depth knowledge and experience in IT operation and financial advisory

Graduate of Tufts University

Management Team

--  Mr. Mingguo Wang, Director

Joined Jin Ma Real Estate in July 2005

10 years of experience working at Beijing Yong’an Fuxing Pharmaceutical Co., Ltd

Graduate of Beijing University of Chinese Medicine

Ms. Yang Yang, Vice President, Gold Horse Intl, General Manager of Jin Ma
Housing and Real Estate Development

Joined Gold Horse in 2004

Obtained her bachelors degree in International Business in Australia

Studying MBA in Inner Mongolia University

Mr. Gui Gui Chen, General Manager

Joined Gold Horse in 1982

Responsible for new business development and day-to-day construction management

Graduate of Hohhot Professional College

Mr. Wen Biao Wang, Director and General Manager of Jin Ma Real Estate

Joined Gold Horse in July 2007

Senior engineer at Jin Ma Construction for more than 20 years

Graduate of Inner Mongolia University of Technology

Ms. Runlan Ma, General Manager of Jin Ma Hotel

Joined Gold Horse in 2003

In-depth knowledge and experience in management

Graduate of  China Agriculture University

Summary

Leading Developer with More than 25 years of Construction Experience and Skilled Workforce

Established Track Record of Successful, Profitable Projects with

    Stringent Quality Control

Diversified into High-Growth Segments

       —  Construction

      —  Real Estate

       —  Hotel

         —  Wind Power/New Energy

Well-Positioned to Capitalize on Rapid Growth and Development of

     Inner Mongolia

Joint Venture to Enter High-Growth Renewable Energy Industry

Contact Information

Company Contact:

Mr. Adam Wasserman, CFO

Gold Horse International, Inc.

Phone: 800-867-0078 ext. 702

Email: adamw@cfooncall.com

Auditor:

AGCA, Inc.

411 E. Huntington Dr., Suite 308

Arcadia, CA 91006

Company Contact:

Mr. Liankuan Yang, CEO

Gold Horse International, Inc.

Phone: (86) 471-339-7999

Email: ylk.8888@163.com

Legal Counsel:

Schneider Weinberger & Beilly LLP

2200 Corporate Blvd. N.W. Suite 210

Boca Raton, FL 33431

Phone: (561) 362-9595

Reconciliation Of Adjusted
Net Income To GAAP Net Income

Nine Months Ended

March 31,

Year Ended

June 30,

2009

2008

2008

($ in thousands except per share
data)

Net
Income

Diluted

EPS

Net

Income

Diluted
EPS

Net

Income

Diluted
EPS

Adjusted Amount

4,630

0.08

989

0.02

5,577

0.10

Adjustments:

Interest expense from amortization

of debt discount

1,228

0.02

546

0.01

955

.02

Amortization of debt issuance costs

115

         -

             -

-

Amount per consolidated statement

of operations

3,287

0.06

0.01

4,532

0.08